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                                                                   EXHIBIT 10.22

DATED                        19 MAY                             1998
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(1)                      BRITISH TECHNOLOGY GROUP LIMITED


                                     - and -

(2)                              LEUKOSITE, INC.




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                             SUPPLEMENTAL AGREEMENT
                        relating to the Licence Agreement
                          made between the same parties
                             dated 31(st) March 1997

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THIS DEED made the 19(th) day of May 1998 between (1) BRITISH TECHNOLOGY GROUP
LIMITED whose company registration number is 2664412 and whose registered office address is at 10 Fleet Place, Limeburner Lane, London, EC4M 7SB ("BTG") and (2) LEUKOSITE INC of 215 First Street, Cambridge, MA 02142, USA ("the Licensee") is SUPPLEMENTAL to the Licence Agreement made between the parties on 31st March 1997 ("the Licence Agreement")

WHEREAS:-

(A) By a licence agreement effective 2(nd) May 1997 the Licensee granted a sub-licence to L&I Partners, L.P. a Delaware Limited Partnership having an address at 11550 1H 10 West Suite 300, San Antonio, Texas 78230, USA ("L&I")

(B) The parties hereto have decided to enter into this Deed to clarify certain issues arising from the said sub-licence ("the Sub-Licence")

NOW IT IS AGREED THAT:-

1. The words `or other legal entity' shall be deemed to be inserted after `and in the case of the Licensee any company' in the definition of "Group" in the License Agreement.

2. The Licensee shall procure that if L&I contemplates legal proceedings against a third party under one or more of the Patents (as defined in the Licence Agreement) it shall first give notice to BTG.

3.   Clause 22 of the Licence Agreement also applies to this Agreement.

IN WINESS whereof this document has been executed as a Deed the day and year first above written.

The COMMON SEAL of
BRITISH TECHNOLOGY GROUP
LIMITED was affixed to this Deed
in the presence of:-


                                   [Illegible]
                         Director / Authorised Signatory

                                   [Illegible]
                        Secretary / Authorised Signatory



The Common Seal of
LEUKOSITE INC. was affixed to
this Deed in the presence of

                      Director:         /s/ Christopher Mirabelli
                      Asst. Secretary:  /s/ Bob Gallahue